SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2002


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

         Colorado                 333-1173              84-0467907
(State or other jurisdiction     (Commission File      (IRS Employer
 of incorporation)                Number)               Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado       80111
    (Address of principal executive offices)            (Zip Code)

(303) 737-3000
(Registrant's telephone number, including area code)
--------------------------------------------------------------------------------


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number       Title

99                   Great-West Lifeco Press Release dated January 30, 2002


ITEM 9. REGULATION FD DISCLOSURE

On January 30, 2002, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the fourth quarter and year-end of 2001. The press release includes a discussion of the financial results of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant's beliefs concerning future or projected levels of sales of the Registrant's products, investment spreads or yields, or the earnings or profitability of the Registrant's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant's investment portfolio, and other factors. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 30, 2002


                                                   GREAT-WEST LIFE & ANNUITY
                                                   INSURANCE COMPANY



                                                   By:_/s/ Richard G. Schultz

                                                   Name: Richard G. Schultz

                                                   Title: Vice President,
                                                   Counsel
                                                   and Associate Secretary

Exhibit 99

          Great-West Lifeco reports 2001 results and dividend increase

Winnipeg, January 30, 2002 ... Great-West Lifeco Inc. has reported net income attributable to common shareholders on an adjusted basis of $753 million or $2.030 per share for the twelve months ended December 31, 2001, an increase of 18% over 2000. The 2001 adjusted results do not include two specific non-recurring charges, comprised of a third-quarter claims provision in Canadian Operations of $73 million from the events of September 11, 2001, and a second-quarter charge of $165 million in United States Operations associated with Alta Health and Life Insurance Company (Alta). These adjustments represent $0.199 per common share and $0.444 per common share, respectively. For the fourth quarter of 2001, net income attributable to common shareholders was $190 million or $0.514 per share, compared to $174 million or $0.468 per share in 2000.

Including the two non-recurring charges, net income attributable to common shareholders, for the twelve months ended December 31, 2001, was $515 million or $1.387 per share, compared with $643 million or $1.722 per share in 2000.


Highlights
o       Total premiums and deposits were up 5%.
o Return on common shareholders' equity on an adjusted basis was 19.4% for the twelve months ended December 31, 2001.
o Quarterly dividends declared were increased by 9.8% or $0.02 to $0.225 per common share for March 28, 2002. Dividends paid on common shares for twelve months of 2001 were 20% higher than a year ago.

Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company (Great-West) in Canada and Great-West Life & Annuity (GWL&A) in the United States, together with Lifeco's corporate results.

For Lifeco's Canadian Operations, adjusted consolidated net earnings attributable to common shareholders for the twelve months ended December 31, 2001 were up 25% to $322 million, compared to a year ago. This Canadian adjusted result excludes a third-quarter charge of $73 million related to reinsurance claims provisions from the events of September 11, 2001.

Including the September 11, 2001 charge, Canadian consolidated net earnings of Lifeco attributable to common shareholders were $249 million compared to $257 million a year ago, and $85 million for the fourth quarter of 2001 compared to $68 million in 2000.

In the United States for the twelve months ended December 31, 2001, GWL&A's adjusted net operating earnings increased 15% to US $292 million. Translated to Canadian dollars, Lifeco's United States consolidated net earnings were $431 million, compared to $386 million a year ago, an increase of 12%. The United States adjusted results above do not include a non-recurring charge of $133 million after tax or operating losses of $32 million recognized in the second quarter of 2001, both associated with Alta, a wholly-owned subsidiary of GWL&A.

GWL&A's net operating earnings, including Alta charges, were US $186 million for the twelve months ended December 31, 2001. Translated to Canadian dollars, Lifeco's United States consolidated net earnings were $266 million. For the fourth quarter, GWL&A's net operating earnings increased 2% to US $72 million. Translated to Canadian dollars, Lifeco's United States consolidated net earnings were $105 million, compared to $106 million a year ago.


The Great-West Life Assurance Company

Developments
o The Company launched its Sonata Health(TM) benefits plan nationally, following a successful pilot project in two provinces. Sonata Health provides enhanced health and dental benefits to individuals and families who do not have access to employer-sponsored benefits plans.
o Great-West subsidiary, London Life Insurance Company, introduced 11 new segregated funds under its Freedom Funds(TM) brand, bringing to 56 the total number of funds in its portfolio. The funds are being targeted at small business owners and affluent investors, and include the Canadian Growth Sectors Fund managed by London Life Investment Management Ltd. and the Ethics Fund managed by GWL Investment Management Ltd., as well as several funds managed by Mackenzie Financial Corporation.
o Great-West updated the brand for its product and marketing support network for financial security advisors - The Resource Centre(TM). Through The Resource Centre, advisors have access to a broad, comprehensive portfolio of financial security planning products and an unparalleled range of support services; from advice on how to present a concept to a client, to product information and access to the Company's Tax & Estate Planning Group, investment experts and residential mortgage specialists.
o Great-West was named in Canada's Top 100 Employers as one of the best places to work in Canada. Great-West is one of the companies featured in the 2002 edition of the book.

Results
"We are pleased with our overall performance, particularly in a year that saw the business environment deteriorate for many industries," said Raymond L. McFeetors, President & Chief Executive Officer. "Earnings in our group insurance and individual insurance and investment products businesses were strong, although earning growth in our reinsurance lines of business was impaired by the events of September 11. While market conditions depressed sales of segregated funds, we outperformed the market in individual sales and maintained our leading market share."

Total premiums and deposits for the twelve months ended December 31, 2001 were up 1% from 2000 levels. Risk-based product premiums were up 12% overall, with reinsurance and specialty general premiums up 20%. Self-funded premium equivalents (ASO contracts) were up 12%, while segregated funds deposits were down 13% for individual products largely due to the investment climate, and down 38% for group products reflecting the uneven incidence of large case sales between years.

Fee income increased 13% in the twelve months ended December 31, 2001 compared to 2000, largely associated with increased segregated funds assets and ASO contract volumes.

Total assets under administration at December 31, 2001 were $53.8 billion, up 4% from December 31, 2000.


Great-West Life & Annuity Insurance Company

Developments
o The Company introduced a Complementary Alternative Medicine program enabling all of its 2.6 million health plan members to receive discounts from credentialed, participating acupuncturists, chiropractors, masseuses, and nutritionists as well as discounts on a variety of wellness-related materials, including vitamins, supplements, books, and video tapes.
o The Company finalized its member Predictive Risk process whereby health plan members with potentially high future claims expenses are flagged for early case management and underwriting considerations. More than 5,000 members nationally already have been identified.

Results
"The word "security" took on a whole new meaning for all of us during the last months of 2001," said William T. McCallum, President & Chief Executive Officer, Great-West Life & Annuity (GWL&A). "At Great-West we've always put security - the security of the benefits we've promised to pay - at the top of our list. We have security with strong capital ratios on our balance sheet. We have security in our diverse businesses, spread across business lines as well as geographically. We have security in our operations, sticking to what we know and doing those things well. Yes, we will be working within our industry on ways to improve the security of the health care system and the retirement accounts of employees. Within Great-West we will continue to operate, as we have for over one hundred years, to make sure we keep the promises we make."

The 4% increase in US $ premium income and deposits for the twelve months ended December 31, 2001 was comprised of growth in Employee Benefits of US $322 million and an increase in Financial Services premium income and deposits of US $52 million. The increase in the Employee Benefits segment is due to the increase in ASO equivalents reflecting higher claims volume, while the increase in the Financial Services segment is primarily due to increased single premium in the public non-profit business and a large Bank-Owned Life Insurance (BOLI) case placed in the third quarter of 2001.

Fee income is derived from the management of segregated funds assets and the administration of Group health ASO business. The increase in US $ year-to-date fee income in 2001 of 9% reflects price increases associated with ASO business.

Total assets under administration increased 8% to $44.2 billion at December 31, 2001 compared with December 31, 2000, mostly due to the change in foreign exchange rates.


Quarterly Dividends

At its meeting today, the Board of Directors approved a quarterly dividend of $0.225, an increase of $0.02 per share, on the common shares of the Company payable March 28, 2002 to shareholders of record at the close of business March 15, 2002.

In addition, the Directors approved quarterly dividends on the preferred shares of the Company: o Series B First Preferred Shares $0.465625 per share; o Series C First Preferred Shares $0.484375 per share; and o Series D First Preferred Shares $0.293750 per share payable March 31, 2002 to shareholders of record at the close of business March 15, 2002 o Class A, Series 1 Preferred Shares $0.3125 per share payable April 30, 2002 to shareholders of record at the close of business April 16, 2002.

Great-West Lifeco

Great-West Lifeco Inc. is a financial services holding company with interests in the life insurance, health insurance, retirement savings, reinsurance and specialty general insurance businesses, primarily in Canada and the United States. Lifeco's subsidiaries - The Great-West Life Assurance Company in Canada and Great-West Life & Annuity Insurance Company in the United States - serve the financial security needs of more than 13 million people. Lifeco and its companies have more than $98 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.


Forward-looking statements
This release may contain forward-looking statements about future operations, financial results, objectives and strategies of the Company. Forward-looking statements are typically identified by the words "believe", "expect", "anticipate", "intend", "estimate" and other similar expressions.


These statements are necessarily based on estimates and assumptions that are subject to risks and uncertainties, many of which are beyond the Company's control. Actual results may differ materially due to a variety of factors, including legislative or regulatory developments, competition, technological change, global capital market activity, interest rates and general economic conditions in Canada, North America or internationally.

These and other such factors should be taken into consideration when reading the Company's forward-looking statements.

Further information
Selected financial information is attached. Full financial statements and notes for 2001 are available on the Great-West Lifeco Web site at
http://www.greatwestlifeco.com/english/investor/quarterly.html
--------------------------------------------------------------

Great-West Lifeco's fourth quarter analyst teleconference will be held Thursday, January 31, at 10:00 a.m. (Eastern). The call can be accessed through www.greatwestlifeco.com or by phone, through listen-only lines at 1-800-387-6216 (passcode: Chantal) or 416-405-9328 in Toronto.

A replay of the call will be available from 12:00 p.m. January 31, until February 7, and can be accessed by calling 1-800-408-3053 (passcode: 1044511 ) or 416-695-5800 in Toronto.


                                     - end -




For more information contact:

Marlene Klassen
Director, Media & Public Relations
(204) 946-7705
marlene.klassen@gwl.ca

                              FINANCIAL HIGHLIGHTS
            (in millions of dollars except per common share amounts)



                                        2001                      2000
                               ------------------------ ------------------------
                               ------------------------ ------------------------
                               Canada   U.S.    Total    Canada   U.S.   Total    % Change
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
For the Year

Premiums:
     Life insurance, guaranteed
     annuities
        and insured health     $ 3,996 $ 3,026  $ 7,022 $ 3,748  $ 3,350 $ 7,098       -1%
        products
     Reinsurance and property    3,455       -   3,455    2,878       -   2,878        20%
        and casualty

Self-funded premium equivalents
     (ASO contracts)     (1)     1,238   8,861  10,099    1,102   7,695   8,797        15%

Segregated funds deposits:   (1)
     Individual products         1,586   1,369   2,955    1,817     959   2,776         6%
     Group products              1,045   3,650   4,695    1,673   3,652   5,325       -12%
                               ------------------------ ------------------------  ---------
                               ------------------------ ------------------------  ---------

Total premiums and deposits    $11,320 $ 16,906 $28,226 $11,218  $15,656 $26,874        5%
                               ------------------------ ------------------------  ---------
                               ------------------------ ------------------------  ---------

Fee and other income               391   1,467   1,858      346   1,295   1,641        13%

Paid or credited to              8,308   3,722  12,030    7,423   3,951  11,374         6%
   policyholders

Net income attributable to:
     Preferred shareholders         30       1      31       31       -      31         0%
     Common shareholders           249     266     515      257     386     643       -20%

Adjustments (2)                     73     165     238        -       -       -

Adjusted net income common         322     431     753      257     386     643        17%
    shareholders (2)


-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Return on common shareholders' equity:

Net income                                       13.7%                    18.6%

Adjusted net income (2)                          19.4%                    18.6%

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Per Common Share

Basic earnings                                  $ 1.387                  $ 1.722      -19%

Diluted earnings                                 1.365                    1.674       -18%

Adjustments (2)                                  0.643                        -

Adjusted basic earnings                          2.030                    1.722        18%

Dividends paid                                   0.780                    0.650        20%

Book value                                       10.47                     9.81         7%


-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
At December 31


Total assets                   $34,690 $ 24,469 $59,159 $33,127  $22,627 $55,754        6%
Segregated funds assets   (1)   19,093  19,774  38,867   18,682  18,477  37,159         5%
                               ------------------------ ------------------------  ---------
                               ------------------------ ------------------------  ---------
Total assets under             $53,783 $ 44,243 $98,026 $51,809  $41,104 $92,913        6%
   administrtion
                               ======================== ========================  =========
                               ======================== ========================  =========


Capital stock and surplus                       $ 4,397                  $ 4,180        5%


(1)Segregated funds deposits and self-funded premium equivalents (ASO contracts) The financial statements of a life insurance company do not include the assets, liabilities, deposits and withdrawals of segregated funds or the claims payments related to administrative services only (ASO) Group health contracts. However, the Company does earn fee and other income related to these contracts.

Both segregated fund and ASO contracts are an important aspect of the overall business of the Company and should be considered when comparing volumes, size and trends.

(2) In addition to net income (Canadian GAAP basis), adjusted net income is presented for information. 2001 adjustments include:

a) A charge of $73 million after-tax or $0.199 per common share from the events of September 11, 2001, related to the reinsurance business.

b) Special charges of $133 million plus related operating losses of $32 million for a total of $165 million after-tax or $0.444 per common share, both related to Alta Health & Life Insurance Company (Alta), an indirect wholly-owned subsidiary and part of the Company's United States Employee Benefits segment.






          SUMMARY OF CONSOLIDATED OPERATIONS
       (in millions of dollars except earnings per common share)

                                                                           For the years ended
                                                                        December 31
                                                                        ---------------------------
                                                                        ---------------------------
                                                                            2001          2000

Income
     Premium income                                                         $ 10,477       $ 9,976
     Net investment income                                                     3,713         3,649
     Fee and other income                                                      1,858         1,641
                                                                        -------------  ------------
                                                                        -------------  ------------
                                                                              16,048        15,266
                                                                        -------------  ------------
                                                                        -------------  ------------

Benefits and Expenses
     Paid or credited to policyholders and
          beneficiaries including policyholder
          dividends and experience refunds                                    12,030        11,374
     Commissions                                                                 696           694
     Operating expenses                                                        1,941         1,816
     Premium taxes                                                               124           129
     Special charges                                                             204             -
                                                                        -------------  ------------
                                                                        -------------  ------------

Net operating income before income taxes                                       1,053         1,253

     Income taxes  - current                                                     427           540
                   - future                                                      (30)          (89)
                                                                        -------------  ------------
                                                                        -------------  ------------

Net income before minority and other interests                                   656           802
                                                                        -------------  ------------
                                                                        -------------  ------------

Minority and other interests                                                      44            63
                                                                        -------------  ------------
                                                                        -------------  ------------

Net income before amortization of goodwill                                       612           739
                                                                        -------------  ------------
                                                                        -------------  ------------

Amortization of goodwill                                                          66            65
                                                                        -------------  ------------
                                                                        -------------  ------------

Net income                                                                     $ 546         $ 674
                                                                        =============  ============
                                                                        =============  ============

Earnings per Common Share

     Basic                                                                   $ 1.387       $ 1.722
                                                                        =============  ============
                                                                        =============  ============

     Diluted                                                                 $ 1.365       $ 1.674
                                                                        =============  ============
                                                                        =============  ============

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

Summary of Net Income

     Preferred shareholder dividends                                            $ 31          $ 31

     Net income - common shareholders                                            515           643
                                                                        -------------  ------------
                                                                        -------------  ------------

     Net income                                                                $ 546         $ 674
                                                                        =============  ============
                                                                        =============  ============


     Average number of shares outstanding - basis                        371,244,073   373,548,871

     Average number of shares outstanding - diluted                      377,364,057   402,766,475

     United States operating results during 2001 have been included at the average market rate of $1.5490 Canadian compared with $1.4853 Canadian in 2000.








 CONSOLIDATED BALANCE SHEET
  (in millions of dollars)

                                                                        December 31
                                                                  ------------------------------
                                                                  ------------------------------
                                                                     2001              2000

Assets

Bonds                                                                 $32,581          $ 30,326

Mortgage loans                                                          8,369             8,787

Stocks                                                                  1,379             1,133

Real estate                                                             1,272             1,212

Loans to policyholders                                                  6,213             5,583

Cash and certificates of deposit                                          837               740

Funds withheld by ceding insurers                                       4,477             3,555

Premiums in course of collection                                          410               606

Interest due and accrued                                                  543               558

Future income taxes                                                       317               275

Goodwill                                                                1,604             1,679

Other assets                                                            1,157             1,300
                                                                  ------------      ------------
                                                                  ------------      ------------

Total assets                                                          $59,159          $ 55,754
                                                                  ============      ============
                                                                  ============      ============







 CONSOLIDATED BALANCE SHEET
  (in millions of dollars)

                                                                         December 31
                                                                  ------------------------------
                                                                  ------------------------------
                                                                     2001              2000

Liabilities

Policy liabilities

   Actuarial liabilities                                             $ 43,909          $ 41,537

   Provision for claims                                                   753               747

   Provision for policyholder dividends                                   355               335

   Provision for experience rating refunds                                834               661

   Policyholder funds                                                   1,748             1,819
                                                                  ------------      ------------
                                                                  ------------      ------------
                                                                       47,599            45,099

Commercial paper and other loans                                        1,075             1,032

Current income taxes                                                      508               433

Other liabilities                                                       2,181             1,982

Repurchase agreements                                                     400                 -

Net deferred gains on portfolio investments sold                        1,049             1,095
                                                                  ------------      ------------
                                                                  ------------      ------------
                                                                       52,812            49,641

Minority and other interests                                            1,950             1,933

Capital Stock and Surplus

   Capital stock                                                        2,083             2,086

   Surplus                                                              1,951             1,868

   Provision for unrealized gain on translation
     of net investment in foreign operations                              363               226
                                                                  ------------      ------------
                                                                  ------------      ------------
                                                                        4,397             4,180
                                                                  ------------      ------------
                                                                  ------------      ------------

Liabilities, capital stock and surplus                                $59,159          $ 55,754
                                                                  ============      ============
                                                                  ============      ============

United States assets and liabilities have been translated at the market rates of $1.5930 Canadian for December 31, 2001, $1.5000 Canadian for December 31, 2000.







Segmented Information
 Consolidated Operations :

 Year Ended December 31, 2001

                               Canadian Operations
                              ------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------
                                                                                        Participating
                               Shareholder                                              Policyholder
                              -------------------------------------------------------- ----------
                              -------------------------------------------------------- ----------
                                          Individual                                    Individual
                                          Insurance &                                   Insurance &
                                Group     Investment Reinsurance                        Investment  Total
                               Insurance  Products   & SpecialtyCorporate    Total      Products    Canada
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Income:
   Premium income               $ 2,026     $ 628      $3,455       $ 16      $ 6,125    $ 1,326    $ 7,451
   Net investment income            215       513         473        125        1,326        926      2,252
   Fee and other income              61       311           2         17          391          -        391
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Total income                     2,302     1,452       3,930        158        7,842      2,252     10,094
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Benefits and Expenses:
   Paid or credited to            1,739       799       3,894         33        6,465      1,843      8,308
      policyholders
   Other                            391       374          78         17          860        275      1,135
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
 Net operating income
   before income taxes              172       279         (42)       108          517        134        651
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Income taxes                        67       104         (12)        (7)         152        116        268
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Net income before minority
     and other interests            105       175         (30)       115          365         18        383
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Minority and other interests         -         -           2         22           24         18         42
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Net income before
     goodwill amortization          105       175         (32)        93          341          -        341
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Amortization of goodwill            23        28           8          3           62          -         62
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Net income                        $ 82     $ 147       $ (40)      $ 90        $ 279        $ -      $ 279
                              ========== =========  ========== ========== ============ ========== ==========
                              ========== =========  ========== ========== ============ ========== ==========



 Summary of Net Income

   Preferred shareholder dividends  $ -       $ -         $ -       $ 30         $ 30        $ -       $ 30
   Net income -  common
            shareholders             82       147         (40)        60          249          -        249
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
 Net income                        $ 82     $ 147       $ (40)      $ 90        $ 279        $ -      $ 279
                              ========== =========  ========== ========== ============ ========== ==========
                              ========== =========  ========== ========== ============ ========== ==========









 Year Ended December 31, 2001

                               United States Operations
                              -------------------------------------------------------------------
                              -------------------------------------------------------------------
                                                                           Participating
                               Shareholder                                 Policyholder
                              ------------------------------------------- ------------
                              ------------------------------------------- ------------
                               Employee   Financial                        Financial     Total      Total
                               Benefits * Services   Corporate   Total      Services      U.S.     Company
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Income:
     Premium income              $1,749     $ 852         $ -    $ 2,601        $ 425     $3,026   $ 10,477
     Net investment income          136       801         (10)       927          534      1,461      3,713
     Fee and other income         1,254       213           -      1,467            -      1,467      1,858
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Total income                     3,139     1,866         (10)     4,995          959      5,954     16,048
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Benefits and Expenses:
     Paid or credited to          1,488     1,310          (2)     2,796          926      3,722     12,030
        policyholders
     Other                        1,333       257          14      1,604           22      1,626      2,761
     Special Charges                204         -           -        204            -        204        204
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
 Net operating income
   before income taxes              114       299         (22)       391           11        402      1,053
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Income taxes                        31        88           1        120            9        129        397
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Net income before minority
     and other interests             83       211         (23)       271            2        273        656
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Minority and other interests         -         -           -          -            2          2         44
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Net income before
     goodwill amortization           83       211         (23)       271            -        271        612
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Amortization of goodwill             2         1           1          4            -          4         66
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------

 Net income                        $ 81     $ 210       $ (24)     $ 267          $ -      $ 267      $ 546
                              ========== =========  ========== ========== ============ ========== ==========
                              ========== =========  ========== ========== ============ ========== ==========



 Summary of Net Income

     Preferred shareholder          $ -       $ -         $ 1        $ 1          $ -        $ 1       $ 31
        dividends
     Net income -  common
          shareholders               81       210         (25)       266            -        266        515
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
                              ---------- ---------  ---------- ---------- ------------ ---------- ----------
     Net income                    $ 81     $ 210       $ (24)     $ 267          $ -      $ 267      $ 546
                              ========== =========  ========== ========== ============ ========== ==========
                              ========== =========  ========== ========== ============ ========== ==========








 Consolidated Operations :

 Year Ended December 31, 2000

                                Canadian Operations
                               -------------------------------------------------------------------------------
                               -------------------------------------------------------------------------------
                                                                                         Participating
                                Shareholder                                              Policyholder
                               -------------------------------------------------------- ----------
                               -------------------------------------------------------- ----------
                                           Individual                                    Individual
                                           Insurance &                                   Insurance &
                                 Group     Investment Reinsurance                        Investment   Total
                                Insurance  Products   & Specialty Corporate    Total     Products    Canada
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Income:
   Premium income               $ 1,872      $ 574      $ 2,878         $ -    $ 5,324    $ 1,302     $ 6,626
   Net investment income            209        513          421         115      1,258        927       2,185
   Fee and other income              51        279            2          14        346          -         346
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Total income                     2,132      1,366        3,301         129      6,928      2,229       9,157
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Benefits and Expenses:
   Paid or credited to            1,630        719        3,205           6      5,560      1,863       7,423
      policyholders
   Other                            354        395           61          11        821        260       1,081
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
 Net operating income
   before income taxes              148        252           35         112        547        106         653
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Income taxes                        59         95          (10)         24        168         83         251
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Net income before minority
     and other interests             89        157           45          88        379         23         402
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Minority and other interests         -          -            3          27         30         23          53
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Net income before
     goodwill amortization           89        157           42          61        349          -         349
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Amortization of goodwill            23         28            8           2         61          -          61
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Net income                        $ 66      $ 129         $ 34        $ 59      $ 288        $ -       $ 288
                               =========  =========  =========== =========== ========== ========== ===========
                               =========  =========  =========== =========== ========== ========== ===========



 Summary of Net Income

   Preferred shareholder dividends  $ -        $ -          $ -        $ 31       $ 31        $ -        $ 31
   Net income -  common
            shareholders             66        129           34          28        257          -         257
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
 Net income                        $ 66      $ 129         $ 34        $ 59      $ 288        $ -       $ 288
                               =========  =========  =========== =========== ========== ========== ===========
                               =========  =========  =========== =========== ========== ========== ===========






 Year Ended December 31, 2000

                                United States Operations
                               -------------------------------------------------------------------
                               -------------------------------------------------------------------
                                                                              Participating
                                Shareholder                                   Policyholder
                               --------------------------------------------- ----------
                               --------------------------------------------- ----------
                                Employee   Financial                          Financial   Total       Total
                                Benefits   Services   Corporate     Total     Services     U.S.      Company
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Income:
     Premium income             $ 1,785    $ 1,159          $ -     $ 2,944      $ 406    $ 3,350     $ 9,976
     Net investment income          136        798           42         976        488      1,464       3,649
     Fee and other income         1,117        178            -       1,295          -      1,295       1,641
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Total income                     3,038      2,135           42       5,215        894      6,109      15,266
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Benefits and Expenses:
     Paid or credited to          1,446      1,650            2       3,098        853      3,951      11,374
        policyholders
     Other                        1,278        228           24       1,530         28      1,558       2,639
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
 Net operating income
   before income taxes              314        257           16         587         13        600       1,253
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Income taxes                       106         82            3         191          9        200         451
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Net income before minority
     and other interests            208        175           13         396          4        400         802
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Minority and other interests         -          -            6           6          4         10          63
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Net income before
     goodwill amortization          208        175            7         390          -        390         739
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Amortization of goodwill             3          1            -           4          -          4          65
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------

 Net income                       $ 205      $ 174          $ 7       $ 386        $ -      $ 386       $ 674
                               =========  =========  =========== =========== ========== ========== ===========
                               =========  =========  =========== =========== ========== ========== ===========



 Summary of Net Income

     Preferred shareholder dividends$ -        $ -          $ -         $ -        $ -        $ -        $ 31
     Net income -  common
          shareholders              205        174            7         386          -        386         643
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
                               ---------  ---------  ----------- ----------- ---------- ---------- -----------
     Net income                   $ 205      $ 174          $ 7       $ 386        $ -      $ 386       $ 674
                               =========  =========  =========== =========== ========== ========== ===========
                               =========  =========  =========== =========== ========== ========== ===========


